UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 30, 2003

QUANEX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-5725	38-1872178
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas 77027
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 961-4600

Item 7.  Financial Statements, ProForma Financial Information and Exhibits.

(a)                  Financial statements of businesses acquired.

Not applicable.

(b)                 Pro forma financial information.

Not applicable.

(c)                  Exhibits

99.1                                                   Press Release dated September 30, 2003, announcing definitive agreement to purchase Cargill’s North Star Steel – Monroe Facility.

Item 9.  Regulation FD Disclosure

Quanex Corporation announced that it signed a definitive purchase agreement with North Star Steel, a subsidiary of Cargill, Incorporated, to purchase the assets of North Star’s Monroe, Michigan based manufacturing facility in a cash transaction.  The acquisition is subject to government approval.  The Company expects to close the deal on or about November 1, 2003.  Terms were not disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX CORPORATION

Date: September 30, 2003	By:	/s/ Terry M. Murphy
Terry M. Murphy
Vice President – Finance and Chief
Financial Officer
(Principal Financial Officer)

INDEX TO EXHIBITS

Item Number	Exhibit

99.1	Press Release dated September 30, 2003, announcing definitive agreement to purchase Cargill’s North Star Steel – Monroe Facility.